EXHIBIT 10.1
Second Amendment to Second Amended and Restated Credit Agreement

This Second Amendment to Second Amended and Restated Credit Agreement (this “Second Amendment”), dated as of May 20, 2024 (the “Second Amendment Effective Date”), is among Vitesse Energy, Inc., a Delaware corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders that is a signatory hereto; and Wells Fargo Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
Recitals
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of January 13, 2023 (as amended, restated, amended and restated, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The parties have agreed to amend the Credit Agreement as more fully described herein.
C.    The Borrower has requested that Capital One, National Association (the “New Lender”) becomes a Lender under the Credit Agreement with a Maximum Credit Amount in the amount shown on Annex I to the Credit Agreement (as amended hereby).
D.    The parties hereto desire to enter into this Second Amendment to, among other things, (i) reaffirm the Borrowing Base at $245,000,000 as set forth in Section 3 hereof, (ii) evidence the increase by the Increasing Lenders (as defined below) of the Aggregate Elected Commitment Amounts as set forth in Section 3 hereof and (iii) amend the Credit Agreement as set forth in Section 2 hereof to be effective as of the Second Amendment Effective Date.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Second Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Second Amendment refer to sections of the Credit Agreement.
Section 2.Credit Agreement Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended effective as of the Second Amendment Effective Date in the manner provided in this Section 2.

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2.1Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in the appropriate alphabetical order the following definitions which shall read in full as follows:
“Second Amendment” means that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of the Second Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Second Amendment Effective Date” means May 20, 2024.
2.2Amended Definition. The following definition contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Notes, the Letter of Credit Agreements, any Fee Letter, the Letters of Credit, the Security Instruments and any other document identified as a “Loan Document” delivered in connection with this Agreement from time to time, in each case, as the same may be amended, modified, supplemented or restated from time to time.
2.3Replacement of Annex I to Credit Agreement. Annex I to the Credit Agreement is hereby amended and restated in its entirety in the form of Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. Immediately after giving effect to this Second Amendment, (a) each Lender (including the New Lender) who holds Loans in an aggregate amount less than its Applicable Percentage (immediately after giving effect to this Second Amendment) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage (immediately after giving effect to this Second Amendment) of all Loans, (b) each Lender’s (including the New Lender’s) participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (immediately after giving effect to this Second Amendment), (c) such other adjustments shall be made as the Administrative Agent shall reasonably specify so that the Revolving Credit Exposure applicable to each Lender (including the New Lender) equals its Applicable Percentage (immediately after giving effect to this Second Amendment) of the aggregate Revolving Credit Exposures of all Lenders, and (d) upon the written request by any applicable Lender, the Borrower shall be required to make any break funding payments owing to such Lender under Section 5.02 of the Credit Agreement (as in effect immediately prior to the Second Amendment Effective Date) as a result of the reallocation of the Loans and the other adjustments described in this Section 2.3.
Section 3.Borrowing Base Reaffirmation and Aggregate Elected Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, and subject to the satisfaction (or waiver in accordance with Section 12.02 of the Credit Agreement) of the conditions precedent set forth in Section 5 hereof, the Administrative Agent and the Lenders party hereto agree that the Borrowing Base is hereby

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reaffirmed at $245,000,000, and the Borrowing Base shall remain at $245,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge that the redetermination of the Borrowing Base provided for in this Section 3 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about April 1, 2024 for purposes of Section 2.07(b) of the Credit Agreement. This Second Amendment constitutes a New Borrowing Base Notice delivered pursuant to Section 2.07(d) of the Credit Agreement with respect to the Borrowing Base reaffirmation provided for in this Section 3. Notwithstanding anything to the contrary in Section 2.06(c) of the Credit Agreement, the Administrative Agent, the Lenders party hereto (including the Increasing Lenders) and the Borrower agree that the Aggregate Elected Commitment Amounts are hereby increased from $210,000,000 to $245,000,000 to be effective as of the Second Amendment Effective Date and such increase shall be deemed to be in conformity with Section 2.06(c) of the Credit Agreement, and that each Lender (including the New Lender) has the Elected Commitment set forth opposite such Lender’s name on Annex I attached hereto. As used herein, “Increasing Lender” means each Lender (including the New Lender) whose Commitment immediately after giving effect to this Second Amendment exceeds such Lender’s Commitment, if any, that was in effect immediately prior to giving effect to this Second Amendment and “Increased Commitment” means the amount of such excess.
Section 4.New Lender. The New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement, to the same extent as if the New Lender were an original signatory thereto. The New Lender hereby appoints and authorizes the Administrative Agent to take such action as the Administrative Agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Second Amendment, to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Second Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Second Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement and the other Loan Documents and have the rights and obligations of a Lender thereunder.
Section 5.Conditions Precedent. The effectiveness of this Second Amendment is subject to the following:

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1.1The Administrative Agent shall have received executed counterparts of this Second Amendment from the Credit Parties and the Required Lenders (including the New Lender).
1.2Fees.    The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including upfront fees for the account of each Increasing Lender in an amount equal to thirty-five basis points (0.35%) of such Increasing Lender’s Increased Commitment as of the Second Amendment Effective Date.
1.3Notes. The Administrative Agent shall have received duly executed Notes (or any amendment and restatement thereof, as the case may be and if applicable) payable to each Lender (including the New Lender) requesting a Note (or amendment and restatement thereof, as the case may be and if applicable) in a principal amount equal to its Maximum Credit Amount (as amended hereby) dated as of the Second Amendment Effective Date.
5.1The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Section 6.Miscellaneous.
6.1Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Second Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Second Amendment, and this Second Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
6.2Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (i) acknowledges the terms of this Second Amendment, (ii) acknowledges, renews and affirms its continued liability under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party, (iii) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct as of the date hereof and after giving effect to the amendments set forth in Section 2 hereof except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct as of such specified earlier date, (iv) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Second Amendment are within such Credit Party’s corporate or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Second Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (v) represents and warrants to

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the Lenders and the Administrative Agent that, after giving effect to this Second Amendment, no Event of Default exists.
6.3Counterparts; Electronic Execution.
(a)This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by fax or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.
(b)The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Second Amendment or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.4No Oral Agreement. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.5Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
6.6Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Second Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
6.7Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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6.8Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
[Signature Pages Follow.]

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The parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.
BORROWER:    VITESSE ENERGY, INC.,
a Delaware corporation
By:     /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer
GUARANTORS:    VITESSE ENERGY, LLC,
a Delaware limited liability company
By:     /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer
VITESSE OIL, LLC,
a Delaware limited liability company
By:     /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer
VITESSE OIL, INC.,
a Delaware corporation
By:     /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer

VITESSE MANAGEMENT COMPANY, LLC,
a Delaware limited liability company
By:     /s/ James Henderson
Name:    James Henderson
Title:    Chief Financial Officer

[Signature Page to Second Amendment to Credit Agreement – Vitesse Energy, Inc.]

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Lender

By:     /s/ Zachery Kramer
Name:    Zachery Kramer
Title:     Executive Director

[Signature Page to Second Amendment to Credit Agreement – Vitesse Energy, Inc.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender
By:     /s/Jonathan Lee
Name:    Jonathan Lee
Title: Managing Director
[Signature Page to Second Amendment to Credit Agreement – Vitesse Energy, Inc.]

BOKF, NA,
as a Lender
By:     /s/ Brandon Starr
Name:    Brandon Starr
Title: Vice President

[Signature Page to Second Amendment to Credit Agreement – Vitesse Energy, Inc.]

BANK OF AMERICA, N.A.,
as a Lender
By:     /s/Kimberly Miller
Name:    Kimberly Miller
Title:    Director
[Signature Page to Second Amendment to Credit Agreement – Vitesse Energy, Inc.]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a New Lender
By:     /s/ Christopher Kuna
Name:    Christopher Kuna
Title:    Senior Director

[Signature Page to Second Amendment to Credit Agreement – Vitesse Energy, Inc.]

ZIONS BANCORPORATION, N.A. dba AMEGY BANK,
as a Lender
By:     /s/ Kathlin Ardell
Name:    Kathlin Ardell
Title:    Senior Vice President
[Signature Page to Second Amendment to Credit Agreement – Vitesse Energy, Inc.]

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Elected Commitment	Maximum Credit Amount
Wells Fargo Bank, N.A.	23.469387755%	$57,500,000.00	$117,346,938.78
Fifth Third Bank, National Association	23.469387755%	$57,500,000.00	$117,346,938.78
BOKF, NA	16.326530613%	$40,000,000.00	$81,632,653.06
Bank of America, N.A.	13.265306122%	$32,500,000.00	$66,326,530.61
Capital One, National Association	13.265306122%	$32,500,000.00	$66,326,530.61
Zions Bancorporation, N.A. dba Amegy Bank	10.204081633%	$25,000,000.00	$51,020,408.16
Total	100.000000000%	$245,000,000.00	$500,000,000.00

Annex I